STKd 100% Bitcoin & 100% Gold ETF
Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 31.2%	Shares	Value
Fidelity Wise Origin Bitcoin Fund (a)	10,150	$953,998
iShares Bitcoin Trust ETF (a)	33,339	2,040,680
ProShares Bitcoin ETF	341,000	7,334,910
SPDR Gold MiniShares Trust (a)	38,301	2,509,482
TOTAL EXCHANGE TRADED FUNDS (Cost $11,820,450)		12,839,070

SHORT-TERM INVESTMENTS - 42.3%
Money Market Funds - 42.3%
First American Government Obligations Fund - Class X, 4.23% (b)(c)	17,405,924	17,405,924
TOTAL SHORT-TERM INVESTMENTS (Cost $17,405,924)		17,405,924

TOTAL INVESTMENTS - 73.5% (Cost $29,226,374)		30,244,994
Other Assets in Excess of Liabilities - 26.5%		10,878,395
TOTAL NET ASSETS - 100.0%		$41,123,389
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

STKd 100% Bitcoin & 100% Gold ETF
Consolidated Schedule of Futures Contracts
June 30, 2025 (Unaudited)

The STKD Bitcoin & Gold Cayman Subsidiary had the following futures contracts outstanding with PhillipCapital, Inc. and ClearStreet LLC:
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
CME Bitcoin	57	07/25/2025	$30,846,975	$(78,385)
Gold 100 Oz	116	08/27/2025	38,369,320	(269,328)
Net Unrealized Appreciation (Depreciation)				$(347,713)

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

STKd 100% Bitcoin & 100% Gold ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$12,839,070	$–	$–	$12,839,070
Money Market Funds	17,405,924	–	–	17,405,924
Total Investments	$30,244,994	$–	$–	$30,244,994

Liabilities:
Other Financial Instruments:
Futures Contracts*	$(347,713)	$–	$–	$(347,713)
Total Other Financial Instruments	$(347,713)	$–	$–	$(347,713)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of June 30, 2025.

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.